Exhibit 99.1

Company contact: Mark Lubchenco Asia Carbon Industries, Inc. Phone +1-646-328-1502

ASIA CARBON INDUSTRIES TO PRESENT AT THE 7TH ANNUAL SPRING GROWTH STOCK CONFERENCE HOSTED BY SECURITY RESEARCH ASSOCIATES, INC.

NEW YORK, NEW YORK, MAY 18, 2011 –  Asia Carbon Industries, Inc. (OTCBB:ACRB),  today announced that Mark Lubchenco, Managing Director of Investor Relations, will be presenting at the 7th Annual Spring Growth Stock Conference hosted by Security Research Associates, Inc. (SRA).  The conference will be held on Tuesday, May 24th at the Omni Hotel in San Francisco.

Mr. Lubchenco’s presentation will take place at 3:00 p.m. Pacific Time on Tuesday, May 24th at the Omni Hotel in San Francisco. To arrange a one-on-one meeting with Asia Carbon, please contact SRA or Mark Lubchenco at mark@asiacarbonindustires.com.

Conference attendees will include a select group of institutional portfolio managers and analysts, and will feature CEO’s and CFO’s from some of the fastest growing companies in the technology sector.

About Asia Carbon Industries, Inc.

Asia Carbon Industries Inc. is a China-based producer of a series of high quality carbon black products under the brand name “Great Double Star.” The Company was established in 2003 in Shanxi, China’s highest coal producing province. Asia Carbon is one of the top ten carbon black producers in the province and has established relationships with a high-profile customer base. The Company went public in 2010 through a registration statement on Form S-1 which was declared effective by the SEC on October 26, 2010, and is currently in the process of expanding its manufacturing capacity to meet the anticipated demand. For more information on the Company, please visit our website at www.asiacarbonindustries.com, or contact Mark Lubchenco via email (mark@asiacarbonindustries.com) or phone (1-646-328-1502)

This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

Forward-looking Statements:

The above news release contains forward-looking statements. The statements contained in this document that are not statements of historical fact, including but not limited to, statements identified by the use of terms such as "anticipate," "appear," "believe," "could," "estimate," "expect," "hope," "indicate," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "will," "would," and other variations or negative expressions of these terms, including statements related to expected market trends and the Company's performance, are all "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. These statements are based on assumptions that management believes are reasonable based on currently available information, and include statements regarding the intent, belief or current expectations of the Company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performances, and are subject to a wide range of external factors, uncertainties, business risks, and other risks identified in filings made by the company with the Securities and Exchange Commission. Actual results may differ materially from those indicated by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.

About Security Research Associates, Inc.

Security Research Associates, Inc. (SRA) was founded in San Francisco in 1980 and, today, offers investment banking and M&A services as well as institutional brokerage services.  A boutique firm by design, SRA works with a select group of portfolio managers from around the country and focuses on technology and life science companies in the micro and small cap arenas.  For more information about SRA see our web site at www.sracap.com or call us at 415-925-0346.